UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  August 13, 2004
                                 ----------------

                          Advanced Nutraceuticals, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                      Texas
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                 (State or Other Jurisdiction of Incorporation)

                0-26362                             76-0642336
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      (Commission File Number)          (I.R.S. Employer Identification No.)


             106 South University Blvd. #14, Denver, Colorado 80209
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             (Address of Principal Executive Offices)     (Zip Code)


      (Registrant's telephone number, including area code) - (303) 722-4008
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Regulation FD Disclosure.

     The Company issued a news release on August 13, 2004, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.


(c) Exhibits.

     99.1 News Release, dated August 13, 2004.

Item 12. Results of Operations and Financial Condition.

     The Company issued a news release on August 13, 2004, a copy of which is attached hereto as Exhibit 99.1.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ADVANCED NUTRACEUTICALS, INC.



 Dated: August 13, 2004                     By: /s/  Jeffrey G. McGonegal
                                                -----------------------------
                                                Jeffrey G. McGonegal
                                                Senior Vice President of Finance